                                                                    EXHIBIT 99.6


                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                        $   611,708.15
Available Funds:
            Contract Payments due and received in this period                                               4,482,502.31
            Contract Payments due in prior period(s) and received in this period                              484,006.79
            Contract Payments received in this period for next period                                         339,970.49
            Sales, Use and Property Tax payments received                                                     200,658.40
            Prepayment Amounts related to early termination in this period                                    647,810.93
            Servicer Advance                                                                                        0.00
            Proceeds received from recoveries on previously Defaulted Contracts                                     0.00
            Transfer from Reserve Account                                                                       9,857.86
            Interest earned on Collection Account                                                               9,315.99
            Interest earned on SPG Account                                                                      1,751.76
            Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
               Section 5.03                                                                                         0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
               contract < Predecessor contract)                                                                     0.00
            Amounts paid under insurance policies                                                                   0.00
            Maintenance, Late Charges and any other amounts                                                         0.00

                                                                                                          --------------
Total Available Funds                                                                                       6,787,582.68
Less: Amounts to be Retained in Collection Account                                                            843,657.88
                                                                                                          --------------
AMOUNT TO BE DISTRIBUTED                                                                                    5,943,924.80
                                                                                                          ==============

                           DVI RECEIVABLES XVI 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

         POOL A

                            Discounted                                         Discounted
        Lease #            Present Value                  Lease #             Present Value
----------------------------------------           ---------------------      -------------
#*    2636-001 (08/03)      2,203,091.85           #*    2812-001 (01/04)        632,981.07
#* 2008046-001 (08/03)        121,650.51           #*    2833-003 (01/04)         18,150.95
#*    1026-005 (10/03)      3,649,027.00           #*    2867-002 (01/04)         17,376.39
#*    2140-502 (10/03)      1,536,674.82           #*    2867-003 (01/04)         67,258.00
#*    2636-002 (10/03)        666,215.60           #*    2968-001 (01/04)        745,935.84
#*    2705-201 (10/03)         30,456.64           #*    2968-002 (01/04)        323,136.83
#*    2705-202 (10/03)         14,348.20           #*    2986-001 (01/04)        763,812.11
#*    2705-203 (10/03)        128,772.75           #*    3012-001 (01/04)      1,087,831.01
#*    2705-204 (10/03)         28,696.45           #*    3071-001 (01/04)      1,002,837.08
#*    2705-205 (10/03)        141,333.07           #*    3729-001 (01/04)      1,459,862.18
#*    2858-003 (11/03)        118,771.43           #*    3729-002 (01/04)        251,528.72
#* 2009234-001 (11/03)         16,566.48           #* 2007822-001 (01/04)          5,876.65
#*    3145-001 (12/03)        135,290.57           #* 2008637-001 (01/04)        228,805.10
#* 2007941-001 (12/03)         26,436.06           #* 2009783-001 (01/04)          3,581.73
#* 2009680-001 (12/03)        130,996.82           #* 9700803-002 (01/04)         70,144.45
#* 2010454-001 (12/03)         47,560.88           #* 9804215-007 (01/04)         12,830.82
                                                   ---------------------
                                          Totals:          15,687,838.06

         POOL B

                            Discounted                                          Discounted
        Lease #            Present Value                  Lease #              Present Value
----------------------------------------           ---------------------      ---------------
#* 2008808-001 (09/03)         61,670.06
#*    2922-002 (11/03)      2,142,219.52
#* 2005847-002 (11/03)         17,614.22
#* 2008725-001 (11/03)         14,309.36
#*    2975-001 (12/03)        830,458.83
#* 2006511-001 (12/03)         10,541.56
#* 2007887-002 (12/03)          3,749.19
#*    2850-005 (01/04)         39,711.56
#*    2975-002 (01/04)        124,620.41

                                                   ---------------------
                                          Totals:  $        3,244,894.71

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                 $ 18,932,732.77
   b) ADCB AT  CLOSING DATE                                                   $429,583,246.18
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                       4.41%

*    ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

#    NONRECOVERABLE

                           DVI RECEIVABLES XVI 2001-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 12, 2004

XVI. POOL PERFORMANCE MEASUREMENTS

1.                             AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                   TOTAL OUTSTANDING CONTRACTS
   This Month                       34,331,621.29   This Month                   171,687,228.96
   1 Month Prior                    38,106,889.87   1 Month Prior                184,177,976.98
   2 Months Prior                   29,984,060.22   2 Months Prior               192,255,944.59

   Total                           102,422,571.38   Total                        548,121,150.53

   a) 3 Month Average               34,140,857.13   b) 3 Month Average           182,707,050.18

   c) a/b                                   18.69%

2. Does a Delinquency Condition Exist (1c > 6% )?                                                     Yes    X        No
                                                                                                          -------        ------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                              Yes    X        No
                                                                                                          -------        ------
   B. An Indenture Event of Default has occurred and is then continuing?                              Yes             No
                                                                                                          -------        ------
4. Has a Servicer Event of Default occurred?                                                          Yes             No
                                                                                                          -------        ------
5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                   Yes    X        No
                                                                                                          -------        ------
   B. Bankruptcy, insolvency, reorganization; default/violation of
      any covenant or obligation not remedied within 90 days?                                         Yes             No
                                                                                                          -------        ------
   C. As of any Determination date, the sum of all defaulted
      contracts since the Closing date exceeds 6% of the ADCB
      on the Closing Date?                                                                            Yes             No    X
                                                                                                          -------        ------
6. Aggregate Discounted Contract Balance at Closing Date                 Balance $ 429,583,246.18
                                                                                 ----------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                              TOTAL               % of Total
                                              A.D.C.B.                       A.D.C.B.              A.D.C.B.
                                              --------                       --------              --------
30 Days Overdue                            28,161,327.09                  171,687,228.96              16.403%
60 Days Overdue                             4,125,046.26                  171,687,228.96               2.403%
90 Days Overdue                             4,521,734.58                  171,687,228.96               2.634%
120 Days Overdue                            9,745,976.53                  171,687,228.96               5.677%
150 Days Overdue                           20,063,910.18                  171,687,228.96              11.686%
180 Days Overdue                                    0.00                  171,687,228.96               0.000%